UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 18, 2006

SunTrust Banks, Inc.

(Exact name of registrant as specified in its charter)

Georgia	001-08918	58-1575035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 Peachtree St., N.E., Atlanta, Georgia (Address of principal executive offices)		30308 (Zip Code)

Registrant’s telephone number, including area code (404) 588-7711

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 17, 2006, SunTrust Banks, Inc. (the “Registrant”) furnished to the Commission a copy of a news release announcing the Registrant’s results for the third quarter ended September 30, 2006 as Exhibit 99.1 to a current report on Form 8-K. The Registrant is filing this current report on Form 8-K for the sole purpose of causing portions of such news release to be deemed filed with the Commission and thereby incorporated into certain registration statements. The portion of the October 17, 2006 news release which the Registrant is filing with the Commission is attached hereto as Exhibit 99.1, and Exhibit 99.1 to this current report is incorporated herein by reference. All information in the news release is provided as of the date thereof and the Registrant does not assume any obligation to update said information in the future.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Financial data as of September 30, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SUNTRUST BANKS, INC. (Registrant)

Date: October 18, 2006	By:	/s/ David A. Wisniewski
David A. Wisniewski, Group Vice President